CSFB 05-8

Group 15

Pay rules

1.

Concurrently:

a.

3.3898305085% to the 15P2 until retired

b.

96.6101694915% allocated as follows:

i.

Concurrently:

1.

1.3157894737% to the 15P1 until retired

2.

98.6842105263% allocated as follows:

a.

26.6666666667% to the 15I1 until retired

b.

73.3333333333% allocated as follows:

i.

Pay according to the PAC A schedule to the 15F1 until retired

ii.

Pay the 15F3 until retired

iii.

Pay disregarding the PAC A schedule to the 15F1 until retired

Notes

Floater Bonds:

15F1– 0 day delay, 1ML + 0.30%, 7.50% Cap, 0.30% Floor, Initial Libor – 3.55%

15F3 - 0 day delay, 1ML + 0.40%, 7.50% Cap, 0.40% Floor, Initial Libor – 3.55%

Inverse Bonds:

15I1 - 0 day delay, 19.525% - 2.75ML, 19.525% Cap, 0.0% Floor, Initial Libor – 3.55%

Inverse IO Bonds:

15F2 – 0 day delay, 7.20% - 1ML, 0.1% Cap, 0% Floor, Initial Libor – 3.55%

Pxing Speed = 100ppc (8 CPR to 20 CPR over 12 months, 20 CPR thereafter)

Settlement = 8/31/05